DNB FINANCIAL CORPORATION
                               4 Brandywine Avenue
                         Downingtown, Pennsylvania 19335

                      -------------------------------------

                            NOTICE OF ANNUAL MEETING

                          To Be Held on April 27, 1999

                      -------------------------------------

TO THE STOCKHOLDERS OF DNB FINANCIAL CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DNB FINANCIAL CORPORATION (the "Corporation") will be held at 10:00 a.m., prevailing time on Tuesday, April 27, 1999 at the Central Presbyterian Church, 100 W. Uwchlan Avenue, Downingtown, Pennsylvania 19335 (Route 113, approximately one half mile south of the Route 30 bypass) for the following purposes:

     (1) To elect three directors to serve for three years or until their successors have been elected and qualified; and

     (2) To act upon a proposal to amend the Corporation's 1995 Stock Option Plan to increase the number of shares for which options may be granted thereunder, as described in the accompanying Proxy Statement; and

     (3) To ratify the appointment of KPMG LLP as the independent auditors for the fiscal year ending December 31, 1999; and

     (4) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof. Except with respect to procedural matters incident to the conduct of the meeting, the Board of Directors is not aware of any other business which may come before the meeting.

     Stockholders of record at the close of business on February 26, 1999 are entitled to notice of and to vote at the Annual Meeting.


                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/ Ronald K. Dankanich
                                       Ronald K. Dankanich, Secretary

Downingtown, Pennsylvania
March 26, 1999

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                            DNB FINANCIAL CORPORATION
                               4 Brandywine Avenue
                         Downingtown, Pennsylvania 19335

                      -------------------------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 27, 1999

                      -------------------------------------

Solicitation and Voting of Proxies

      This Proxy Statement is being furnished to stockholders of DNB Financial Corporation (the "Corporation") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Central Presbyterian Church, 100 W. Uwchlan Avenue, Downingtown, Pennsylvania 19335, on Tuesday, April 27, 1999 at 10:00 a.m., and at any adjournments thereof. The 1998 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 1998, accompanies this Proxy Statement, which is first being mailed to stockholders on or about March 26, 1999.

      Regardless of the number of shares of Common Stock owned, it is important that stockholders be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of DNB Financial Corporation will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the election of the nominees for directors named in the Proxy Statement, and FOR the proposal to amend the Corporation's 1995 Stock Option Plan to increase the number of shares for which options may be granted thereunder, and FOR the ratification of KPMG LLP as independent auditors for the fiscal year ending December 31, 1999.

      The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof. Abstentions and broker non-votes are counted as present and represented for quorum purposes, but will not be included in the total number of votes cast for purposes of determining whether matters to be voted upon at the meeting have been approved. Abstentions will have the effect of a negative vote.

      A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Corporation, by delivering to the Corporation a duly executed proxy bearing a later date, or by attending the Annual Meeting, filing a notice of revocation with the Secretary and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your recordholder to vote personally at the Annual Meeting.

      The expenses of the solicitation of proxies will be borne by the Corporation. Certain officers, directors and employees of the Corporation and Downingtown National Bank (the "Bank") may solicit proxies personally, by mail, telephone or otherwise. Such persons will not receive any fees or other compensation for such solicitation. The Corporation will reimburse brokers, custodians, nominees and fiduciaries for all reasonable expenses which they have incurred in sending proxy materials to the beneficial owners of the Corporation's common stock held by them.

Voting Securities and Beneficial Ownership Thereof

      The securities which may be voted at the Annual Meeting consist of shares of common stock of DNB Financial Corporation, par value $1.00 per share (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting.

      The close of business on February 26, 1999 has been established by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,524,229 shares.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information as of February 26, 1999, with respect to the beneficial ownership of each director, each nominee for election as director, each beneficial owner known by the Corporation of more than five percent (5%) of the outstanding common stock of the Corporation, certain named executive officers and all directors and executive officers as a group.

                                                   Amount and Nature of Beneficial Ownership
                                      ---------------------------------------------------------------------
                                                               Sole           Shared
                                             Total          Voting and      Voting and         Percent
Name of                                   Beneficial        Investment      Investment            of
Beneficial Owner                        Ownership (1,2)     Power (2)          Power          Class (3)
---------------------                  ----------------   -------------    ------------     -------------
Richard L. Bergey........................    12,876          12,876               ---            0.78%
Robert J. Charles........................    26,845          14,206            12,639            1.62
Thomas R. Greenleaf......................    12,652           5,470             7,182            0.76
Vernon J. Jameson........................    23,387          14,457             8,930            1.41
William S. Latoff........................    14,287          14,287               ---            0.86
Joseph G. Riper..........................     1,326           1,326               ---            0.08
Louis N. Teti............................     6,547           5,806               741            0.40
Henry F. Thorne..........................    23,154          23,154               ---            1.40
James H. Thornton........................     5,101           5,101               ---            0.31
Downingtown National Bank
    Investment Services and
    Trust Division.......................    93,244          37,091            56,153            6.12
Directors & Executive Officers
    as group (14 Persons)................   187,496         153,927            33,569           11.33
----------------

(1) Based upon information furnished by the respective individual and/or filings made pursuant to the Exchange Act. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic interest in the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.
(2) Includes shares which may be acquired by exercise of vested options granted under the DNB Financial 1995 Stock Option Plan amounting to 4,860 shares each for Messrs. Charles, Greenleaf, Jameson and Teti, 1,216 shares for Messrs. Latoff and Riper, 4,545 shares for Mr. Thornton, 20,651 shares for Mr. Thorne, 12,876 shares for Mr. Bergey and 116,305 total shares for all Directors and Executive Officers as a group. The number of shares have been adjusted to reflect the 5% stock dividend paid in December, 1998.
(3) Shares of the Corporation's Common Stock issuable pursuant to options are deemed outstanding for purposes of computing the percentage of the person or group holding such options, but are not deemed outstanding for purposes of computing the percentage of any other person.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      Pursuant to its By-laws, the number of directors of the Corporation is set at eight (8). Each of the members of the Board of Directors of the Corporation also serves as a Director of the Bank. Directors are elected for staggered terms of three years each, with a term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and DNB Financial Corporation.

      The By-laws further provide that vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed shall be a director until the expiration of the term of office of the class of directors to which he was appointed.

      The nominees proposed for election to Class "A" of the Board of Directors at the Annual Meeting are Messrs. Thomas R. Greenleaf, Louis N. Teti and James
H. Thornton who have consented to being named as nominees and agreed to serve if elected. If any person named as nominee should become unable to serve, proxies will be voted in favor of a substitute nominee as the Board of Directors of the Corporation shall determine. The Board of Directors has no reason to believe that any of the directors listed above will be unable to serve as director.

      In addition, there is no cumulative voting for the election of the directors. Each share of Common Stock is entitled to cast only one vote for each nominee. For example, if a shareholder owns ten shares of Common Stock, he or she may cast up to ten votes for each of the three directors in the class to be elected, during those years when three directors have been nominated. A majority vote of shares represented by proxy or in person is required for the election of directors.

Unless authority to vote for the director is withheld, it is intended that the shares represented by the enclosed Proxy will be voted FOR the election of the three nominees.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL
                     NOMINEES NAMED IN THIS PROXY STATEMENT

      Set forth below is certain  information as of February 26, 1999 concerning
the  nominees   for  election  as  directors   and  each  other  member  of  the
Corporation's Board of Directors.

                NOMINEES FOR THE THREE-YEAR TERM EXPIRING IN 2002

                                                          Principal Occupation During The
      Name                                 Age            Past Five Years & Service Data (1)
      -----                               ----            ---------------------------------------
      Thomas R. Greenleaf                 71              Director; Retired President of
                                                            Chemical Leaman Tank Lines
                                                          Director Since 1979
                                                          Term Expires 2002

      Louis N. Teti                       48              Director; Attorney with the law firm
                                                             of MacElree, Harvey, Gallagher
                                                             Featherman & Sebastian, Ltd.
                                                          Director Since 1995
                                                          Term Expires 2002

      James H. Thornton                   53              Director; President and Chief Executive
                                                             Officer of the Brandywine Hospital
                                                          Director Since 1995
                                                          Term Expires 2002

                                 OTHER DIRECTORS

      Robert J. Charles                   70              Director and Chairman of the Board;
                                                             President of Charles News Agency, Inc.
                                                          Director Since 1976
                                                          Term Expires 2000

      Vernon J. Jameson                   69              Director; President of V. J. Jameson & Son, Inc.
                                                          Director Since 1973
                                                          Term Expires 2000

      William S. Latoff                   50              Director; Principal, Bliss & Company, Ltd.
                                                             Certified Public Accountants
                                                          Director Since 1998
                                                          Term Expires 2001

      Joseph G. Riper                     50              Director; Attorney with the law firm
                                                             of Riley, Riper, Hollin & Colagreco
                                                          Director Since 1997
                                                          Term Expires 2001

      Henry F. Thorne                     55              Director; President and Chief Executive Officer
                                                             of the Corporation and the Bank
                                                          Director Since 1992
                                                          Term Expires 2000
--------------
(1)   Includes  service as a director of Downingtown  National Bank prior to the formation of the Corporation in 1982. All individuals listed are directors of both the Bank and the Corporation.

General Information About the Board of Directors

      During 1998, the Bank's Board of Directors held 14 meetings, excluding committee meetings which are described below. Directors, with the exception of Mr. Thorne, who receives no director or committee fees, receive a quarterly retainer of $2,900, provided 75% of the meetings are attended. Mr. Charles, the Corporation's and Bank's Chairman, receives a quarterly retainer of $3,750 provided 75% of the meetings are attended. Outside Directors also receive $125 for each committee meeting attended. All fees are paid by the Bank. During 1998, the Corporation's Board of Directors held 8 meetings. Directors receive no fees for these meetings of the Corporation, since they are usually held on the same day as a Bank Board Meeting. Each of the directors of the Corporation is also a director of the Bank. During their period of service during 1998, each attended at least 75% of the combined total number of meetings of the Corporation's Board of Directors and the committees of which he is a member. Each also attended at least 75% of the combined total number of meetings of the Bank's Board of Directors and committees of which he is a member. Each committee described below, unless otherwise noted, is a committee of the Bank and the Corporation. Neither the Bank nor the Corporation has a standing Nominating Committee.

      The Executive Committee consists of Messrs. Charles, Greenleaf, Jameson and Thorne. This Committee has the authority to exercise the powers of the Board of Directors between regular Board meetings. The Committee did not meet during 1998.

      The Benefits & Compensation Committee consists of Messrs. Charles, Greenleaf and Thorne. This Committee oversees the Human Resource policies of the Bank which includes approving recommendations for salary increases. The Committee met 2 times during 1998.

      The Board Loan Committee consists of Messrs. Charles, Jameson, Latoff, Riper and Thorne. This Committee reviews and takes action on proposed and existing loans in excess of Officers' Credit Committee authority. The Committee met 24 times during 1998.

      The Audit/Compliance Committee consists of Messrs. Charles, Greenleaf and Thornton. This Committee reviews the records and affairs of the Bank and the Investment Services and Trust Division to determine their financial condition; reviews with management, the internal auditor and the independent auditors the systems of internal control; and monitors the adherence in accounting and financial reporting to generally accepted accounting principles and compliance with banking laws and regulations. The Committee met 5 times during 1998.

      The Trust Committee consists of Messrs. Dankanich, Greenleaf, Jameson, Stauffer, Teti, Thorne and Thornton. This Committee reviews and recommends the Investment Services and Trust Division's policies and procedures, approves estate administration and ensures compliance to applicable Federal regulations. The Committee met 12 times during 1998.

      Section  16(a)  of the  Securities  Exchange  Act  of  1934  requires  the
Corporation's executive officers and directors to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers and directors are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

Executive Officers Who Are Not Directors

      The following sets forth information with respect to executive officers of the Corporation and the Bank who do not serve on the Board of Directors. There are no arrangements or understanding between the Corporation or the Bank and any person pursuant to which any such officers were selected.

      Richard L. Bergey (Age 58), joined the Bank in September 1992 and currently serves as Senior Vice President--Credit Services Division of the Bank. Mr. Bergey is directly responsible for the Bank's lending and loan administration functions. Prior to joining the Bank, Mr. Bergey was Vice President of the Wholesale Banking Unit of CoreStates, Lancaster, Pennsylvania from 1984 to 1992.

      Ronald K. Dankanich (Age 44), joined the Bank in October 1972 and currently serves as Senior Vice President--Operations Division, Cashier of the Bank and Secretary of the Corporation. Mr. Dankanich is directly responsible for

Data Processing, Bank Reconcilements, Operations, Bank Services and Human Resources.

      J. William Erb (Age 60), joined the Bank in June 1997 and currently serves as Sr. Vice President Investment Services and Trust Division of the Bank. Mr. Erb is directly responsible for Personal and Corporate Investment and Trust Services. Prior to joining the Bank, Mr. Erb was Group Vice President - Retirement Services of PNC Bank from 1982 to 1997.

      Eileen M. Knott (Age 48), joined the Bank in January 1993 and currently serves as Sr. Vice President--Auditor and Compliance Officer of the Bank. Ms. Knott is directly responsible for the Bank's Audit and Compliance functions.
Prior to joining the Bank, Ms. Knott was employed by the Royal Bank of Pennsylvania as its Chief Financial Officer from 1984 to 1993.

      Bruce E. Moroney (Age 42), joined the Bank in May 1992 and currently serves as Chief Financial Officer of both the Corporation and the Bank and as Senior Vice President--Finance Division of the Bank. Mr. Moroney is directly responsible for strategic planning, investments, asset/liability management and financial reporting. Prior to joining the Bank, Mr. Moroney was Vice President, Treasurer and Chief Financial Officer of Brandywine Savings Bank from 1987 to 1992.

      Joseph M. Stauffer (Age 56), joined the Bank in March 1992 and currently serves as Senior Vice President--Retail Banking Division of the Bank. Mr. Stauffer is directly responsible for the Bank's community offices and marketing. Prior to joining the Bank, Mr. Stauffer was President and Chief Executive Officer of Brandywine Savings Bank from 1985 to 1991.

Management Remuneration

      The following table sets forth for the fiscal year ended December 31, 1998, 1997 and 1996, certain information as to the total remuneration received by any executive officers of the Corporation or the Bank receiving total salary and bonus in excess of $100,000 during each period.

                           SUMMARY COMPENSATION TABLE
                                                                    Long Term Compensation
                                                               ---------------------------------
                                  Annual Compensation                   Awards Payouts
                          ------------------------------------ ---------------------------------
                                                     Other
                                                     Annual   Restricted   Securities
                                                     Compen-    Stock      Underlying    LTIP        All Other
Name and Principal                 Salary     Bonus  sation    Award(s)     Options     Payouts    Compensation
Position                   Year     $(1)        $       $         $            #           $            $
-----------------------   ------------------------------------ ----------------------- --------- ---------------
Henry F. Thorne            1998    159,130   25,000    --         --          3,889        --        15,956(2)
President and Chief        1997    151,560   18,000    --         --          4,121        --        17,396
Executive Officer          1996    144,200   15,000    --         --          4,862        --        18,363

Richard L. Bergey          1998    101,580   13,000    --         --          2,431        --        10,715(2)
Senior Vice President      1997     97,150   12,000    --         --          2,573        --        11,665
Credit Services Division   1996     92,790   10,000    --         --          3,010        --        11,159
------------------

(1) Amounts shown include cash compensation earned and received as well as amounts earned but deferred at the officer's election, pursuant to the Bank's 40l(k) Plan.
(2) Consists of 25% matching contributions by the Company under the 401(k) Plan ($1,864 for Mr. Thorne and $1,525 for Mr. Bergey), life insurance annual premiums ($570 for Mr. Thorne and $465 for Mr. Bergey), contributions to the Bank's Pension Plan ($13,191 for Mr. Thorne and $8,491 for Mr. Bergey) and long term disability premiums ($331 for Mr. Thorne and $234 for Mr. Bergey).

Stock Option Plan

      On April 25, 1995, the Stockholders of the Corporation approved DNB Financial Corporation's 1995 Stock Option Plan. Under the Plan, options (both qualified and non-qualified) to purchase a maximum of 158,014 shares of the Corporation's Common Stock may be issued to employees and Directors of the Corporation.

Option Grants in Last Fiscal Year

      The following table provides certain information relating to stock options granted during 1998. Certain officers not appearing in the Summary Compensation table above were also granted stock options during 1998.

                              OPTION GRANTS IN 1998

                                           Individual Grants
                     --------------------------------------------------------------
                                                                                     Potential Realizable
                        Number of       Percent of                                  Value at Assumed Annual
                         Shares       Total Options                                  Rates of Stock Price
                       Underlying       Granted to                                     Appreciation for
                         Options       Employees in    Exercise or                        Option Term
                     Granted in 1998   Fiscal Year     Base Price    Expiration        5%              10%
Name                       (#)              %         ($/share) (2)     Date           $               $
Henry F. Thorne           3,889             13            33.57       6-30-08          82,105        208,069

Richard L. Bergey         2,431             10            33.57       6-30-08          51,323        130,063
--------------

(1) The options in the above table were granted on June 30, 1998 and became exercisable on December 31, 1998.
(2) The exercise or base price is equal to the fair market value of the Corporation's Common Stock on the date of grant, as adjusted, pro rata, to reflect the 5% stock dividend paid in December 1998.

Aggregated Option Exercises and Year-End Value

      The following table summarizes stock options that were exercised during 1998 and the number and value of stock options that were unexercised at December 31, 1998.

                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                              OPTION VALUE TABLE

                                                        Number of                  Value of Unexercised
                                                   Unexercised Options             In-The-Money Options
                    Shares Acquired   Value         At Fiscal Year-end              At Fiscal Year-end
Name                  On Exercise    Realized   Exercisable  Unexercisable   Exercisable(1)    Unexercisable
Henry F. Thorne            --          --         20,651          --              $302,209          --
Richard L. Bergey          --          --         12,876          --               188,312          --
---------------

(1) Represents the difference between market value per share as of December 31, 1998 ($30.50) and specific option prices per share.

Employment Agreement

      Effective December 31, 1996, the Bank entered into an employment agreement (the "Agreement") with Henry F. Thorne, President and Chief Executive Officer of the Bank, in order to establish his duties and compensation and to provide for his continued employment with the Bank. The Agreement provides for an initial term of employment of two years, which will be extended automatically for two additional years on each expiration date unless either the Bank or Mr. Thorne gives contrary written notice of not less than ninety days prior to the expiration date. The Agreement also provides that Mr. Thorne's base salary shall be reviewed by the Board of Directors of the Bank at the end of each year. In addition, the Agreement provides for participation in all employee benefit plans, pension plans maintained by the Bank on behalf of the respective employees, as well as fringe benefits normally associated with such officer's position. The Agreement provides for its termination upon the disability of Mr. Thorne or for cause, as defined in the Agreement.

      The Agreement also provides for restrictions on Mr. Thorne's right to compete with the Bank within 25 miles of any bank office or branch, directly or indirectly, for one year following Mr. Thorne's resignation or termination, pursuant to which he receives severance pay. Under the Agreement, if Mr. Thorne is terminated without cause or the two year term is not extended, he will receive severance pay equal to his base annual salary payable over the following year. If the Bank is liquidated or sold under a regulatory order, he will receive severance pay equal to his base annual salary for one year payable over the following year.

      The Agreement provides that if Mr. Thorne's employment is terminated at any time after a change in control of the Bank, or he submits his resignation within twelve months after the date of the change in control, he will receive as a severance payment, a lump sum payment equal to two times the higher of (i) his base salary immediately prior to the change in control or (ii) his base salary at the time of termination.

      For purposes of the Agreement, the term "Change of Control" is defined to mean: A change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), provided that, without limitation, such a change in control shall be deemed to have occurred if (a) any "persons" (as such term is used in Sections 13(d) and 14(d) of the Exchange
Act), other than the Bank, Corporation or any "person" who on the date hereof is a director or officer of the Bank or Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or Corporation representing fifty percent (50%) or more of the combined voting power of the Bank's or Corporation's then outstanding securities, or (b) during any period of two consecutive years during the term of the Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Bank or Corporation cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

Change of Control Agreements

      Effective May 5, 1998 the Bank and the Corporation entered into Change of Control Agreements (individually referred to as an "Agreement" or collectively referred to as the "Agreements") with Messrs. Bergey, Dankanich, Erb, Moroney, Stauffer and Ms. Knott (individually referred to as an "Executive" or collectively referred to as the "Executives") in order to provide the Executives with severance payments as additional incentive to induce the Executives to devote their time and attention to the interest and affairs of the Corporation.

      The Agreements provide that if an Executive's employment is terminated after a change in control of the Corporation or the Bank, that he or she will receive, as a severance payment an amount equal to: (a) the annual base salary paid to the Executive and includible in the Executive's gross income for Federal income tax purposes during the year in which the date of termination occurs by the Corporation and any of its subsidiaries, subject to United States income tax; multiplied by (b) 1.00. Such payment shall be made in a lump sum within one
(1) calendar week following the date of termination, subject to withholding by the Corporation as required by applicable law and regulations. Notwithstanding any provision of the Agreement or any other agreement of the parties, if the severance payment or payments under the Agreement, either alone or together with other payments which the Executive has the right to receive from the Corporation, would constitute a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision, such lump sum severance payment shall be reduced to the largest amount as will result in no portion of the lump sum severance payment under the Agreement being subject to the excise tax imposed by Section 4999 of the Code.

      For purposes of the Agreement, the term "Change of Control" is defined to mean: A change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), provided that, without limitation, such a change in control shall be deemed to have occurred if (a) any "persons" (as such term is used in Sections 13(d) and 14(d) of the Exchange
Act), other than the Bank, Corporation or any "person" who on the date hereof is a director or officer of the Bank or Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or Corporation representing twenty-five percent (25%) or more of the combined voting power of the Bank's or Corporation's then outstanding securities, or (b) during any period of two consecutive years during the term of the Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Bank or Corporation cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period or (c) the signing of a letter of intent or a formal acquisition or merger agreement between the Corporation or Bank, of the one part, and a third party which contemplates a transaction which would result in a "change of control".

Certain Indebtedness and Transactions with Management

      The Bank makes loans to executive officers and directors of the Bank in the ordinary course of its business. These loans are currently made on substantially the same terms, including interest rates and collateral, as those prevailing at the time the transaction is originated for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectability or present any other unfavorable features. Federal regulations prohibit the Bank from making loans to executive officers and directors of the Corporation or the Bank at terms more favorable than could be obtained by persons not affiliated with the Corporation or the Bank. The Bank's policy towards loans to executive officers and directors currently complies with this limitation. The aggregate outstanding balance of the loans to all executive officers, directors or their affiliates, whose aggregate indebtedness to the Bank exceeded $60,000, at December 31, 1998 represented 3.9% of stockholders' equity of the Corporation on that date.

      The report of the Benefits & Compensation Committee is set forth below.

   Benefits & Compensation Committee Report

      Committee Interlocks and Insider Participation in Group Decisions -- The Benefits & Compensation Committee of the Board of Directors for the Bank is comprised of two independent Directors and the Bank's President and Chief
Executive Officer. The Committee has the responsibility for establishing an appropriate compensation policy for employees, including executive officers of the Bank, and for overseeing the administration of that policy. The President and Chief Executive Officer, Mr. Thorne, does not participate in deliberations relating to his compensation.

      Committee Report on Executive Compensation -- The Committee believes that the overall enhancement of the Corporation's performance and, in turn shareholder value, depends to a significant extent on the establishment of a close relationship between the financial interests of shareholders and those of the Bank's employees, especially its senior management. In addition to a desired pay-for-performance relationship, the Committee also believes that the Bank must maintain an attractive compensation package that will attract, motivate and retain executive officers who are capable of making significant contributions towards the success of the Bank.

      At the Bank, salary levels are based on an evaluation of the individuals performance and competitive pay practices. The salary levels are then reviewed and ratified by the Committee. The Committee reviews the evaluations of senior management and the performance of the President and Chief Executive Officer. It is the policy of the Bank that the performance of senior management be evaluated using the same established criteria which are used for other employees, including: the development and execution of strategies; leadership; the ability to develop staff; and significant accomplishments which affect the performance of the Bank. The Committee also considers the economic conditions and other external events that affect the operations of the Bank, as well as the operating results of the fiscal year and other measures of progress when establishing compensation practices. The overall objective of the policy is to provide competitive levels of compensation for all employees that are contingent upon individual performance and the contribution of each individual to the success of the Bank.

      Periodically, independent compensation consultants are engaged to review the compensation and benefits programs of the Bank in relation to similar programs and practices of other companies who are direct competitors for employees' services, including executive talent. Salary levels for all employees are compared to peers who have similar job responsibilities in other companies. Results of the study, along with recommendations for any changes, are reported to the Benefits & Compensation Committee.


      The Benefits & Compensation Committee

      DOWNINGTOWN NATIONAL BANK

      /S/    THOMAS R. GREENLEAF       /S/   HENRY F. THORNE
      ---------------------------      ----------------------------------
      Thomas R. Greenleaf              Henry F. Thorne

      /S/    ROBERT J. CHARLES
      ---------------------------
      Robert J. Charles

Pension Plan

      The Corporation does not have a retirement or pension plan. The Bank, however, maintains a noncontributory defined benefit pension plan (the "Plan") covering all employees of the Bank, including officers, who have been employed by the Bank for one year and have attained 21 years of age. Prior to May 1, 1985, an individual must have attained the age of 25 and accrued one year of service. The Plan provides pension benefits to eligible retired employees at 65 years of age equal to 1.5% of their average monthly pay multiplied by their years of accredited service (maximum 40 years). The accrued benefit is based on the monthly average of their highest five consecutive years of their last ten years of service.

      The following table shows the estimated annual retirement benefit payable pursuant to the Plan of an employee currently 65 years of age, whose highest salary remained unchanged during his last five years of employment and whose benefit will be paid for the remainder of his life.

      During 1999, the Bank does not anticipate making a contribution to the 1998 Plan Year due to the Plan's funding status. The benefits listed in the table are not subject to any deduction for Social Security or other offset. Annual retirement benefits are paid monthly to an employee during his lifetime. An employee may elect to receive lower monthly payments, in order for his or her surviving spouse to receive monthly payments under the Plan for the remainder of their life.

                  Average                            Amount of Annual Retirement Benefit
                  Annual                                With Credited Service Of: (1)
                                      ----------------------------------------------------------------
                  Earnings            10 Years          20 Years           30 Years          40 Years
                -----------           --------          ---------         ----------         ---------
                  $ 25,000            $ 3,750            $ 7,500            $11,250           $15,000
                    50,000              7,500             15,000             22,500            30,000
                    75,000             11,250             22,500             33,750            45,000
                   100,000             15,000             30,000             45,000            60,000
                   125,000             18,750             37,500             56,250            75,000
                   150,000             22,500             45,000             67,500            90,000
                   175,000             22,500             45,000             67,500            90,000
                   200,000             22,500             45,000             67,500            90,000
--------------
(1)  Mr.  Thorne  and Mr.  Bergey  have 7 years  and 6 years,  respectively,  of credited  service  under the Plan.  Earnings in excess of $150,000  are not considered in determining the pension benefit.

401(k) Retirement Savings Plan

      During the fourth quarter of 1994, the Bank adopted a retirement savings plan intended to comply with Section 40l(k) of the Internal Revenue Code of 1986. Employees become eligible to participate after six months of service, and will thereafter participate in the 401(k) plan for any year in which they have been employed by the Bank for at least 501 hours. In general, amounts held in a participant's account are not distributable until the participant terminates employment with the Bank, reaches age 59 1/2, dies or becomes permanently disabled.

      Participants are permitted to authorize pre-tax savings contributions to a separate trust established under the 401(k) plan, subject to limitations on deductibility of contributions imposed by the Internal Revenue Code. The Bank makes matching contributions of $.25 for every dollar of deferred salary, up to 6% of each participant's annual compensation. Each participant is 100% vested at all times in employee and employer contributions. The Corporation's matching contributions to the 40l(k) plan for 1998 was $33,300.

Insurance

      All eligible full time employees of the Bank are covered as a group by basic hospitalization, major medical, long-term disability, term life and a prescription drug plan. The Bank pays the total cost of the plans for employees with the exception of medical, in which there is cost sharing by the employees and a co-payment required by the employee for the prescription drug plan.


                          Corporation Performance Graph

      The following graph presents the five year cumulative total return on DNB Financial Corporation's common stock, compared to the S&P 500 Index and S&P Financial Index for the five year period ended December 31, 1998. The comparison assumes that $100 was invested in the Corporation's common stock and each of the foregoing indices and that all dividends have been reinvested.


                             Corporation Performance

                 Comparison of Five Year Cumulative Total Return
         Among DNB Financial Corp., S&P 500 Index & S&P Financial Index

(The Performance Graph appears here. See the table below for plot points.)

                                                          December 31,
                                      1993      1994      1995       1996     1997       1998
S&P Index                             100      101.29    138.88     170.38    226.77    291.04
S&P Financial Index                   100       96.59    148.09     199.42    289.60    327.96
DNB Financial Corp.                   100       60.68     85.32     124.07    252.33    271.16

                                   PROPOSAL 2

                           STOCK OPTION PLAN AMENDMENT

Introduction

     On February 24, 1999, the Board of Directors of the Corporation amended and restated DNB Financial Corporation's 1995 Stock Option Plan (the "Plan"), subject, however, to shareholder approval of the amendment adopted by the Board to increase by 100,000 the number of shares for which options may be issued under the Plan ("Proposal 2"). The Board approved submission of this amendment to shareholders for approval.

General

     On March 7, 1995, the Board of Directors of the Corporation adopted the 1995 Stock Option Plan (the "Plan") subject to Shareholder approval. On April 25, 1995, the Shareholders of the Corporation approved the Plan. The Plan was adopted to enable the Corporation to attract and retain the services of qualified employees and non-employee directors by providing them with an opportunity to acquire a larger personal financial interest in the Corporation through common stock ownership. This opportunity is intended as an incentive for individuals in key positions to promote the longer term interests of the Corporation and its shareholders and to reward key employees for the creation of incremental shareholder value. Some or all of the Stock Options granted to employees (but not non-employee directors) pursuant to this Plan may be structured to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code"), as amended. There are approximately 95 employees and 7 non-employee directors eligible to participate in the Plan at present.

Description of the Plan

     The following description of the Plan, including one material change to be made to the Plan upon shareholder approval, is a summary of its terms and is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit "A".

Administration

     The Plan is administered by the Board, which delegates its powers with respect to the administration of the Plan (except its powers under Section 14(c) which deals with termination or amendment of the Plan) to a Committee appointed by the Board. However, no employee who is also a director can be a member of the Committee for purposes of determining employees eligible to receive a Stock Option grant, the timing or exercise price of the grant, or the number of shares of Common Stock to be granted.

Stock Options for Employees

     Within the limits of the Plan, the Board has the authority to determine the employees to whom Stock Options shall be granted; the time or times at which Stock Options shall be granted; the amount and form of any Stock Options, including whether any Stock Option is structured to be an ISO; and any other conditions applicable to any Stock Option granted to any employee.

     In making their determinations, the Board may take into account the nature of the services rendered by the employees, their present and potential contributions to the Corporation's success and other factors that the Board deems relevant.

Stock Options for Non-Employee Directors

     Under the Plan, each year commencing on June 30, 1995 for ten years, until and including June 30, 2004, each non-employee director of the Corporation shall receive a Nonqualified Stock Option (i.e., a Stock Option that is not an ISO) to purchase 1,216 shares of Common Stock. No other Stock Options shall be granted to non-employee directors pursuant to this Plan.

Conditions of Stock Options

     The option price for each Stock Option shall be the fair market value of the number of shares of Common Stock at the time of the grant. The purchase price for shares of Common Stock purchased pursuant to the exercise of an option must be paid in full upon exercise of the option. Payment may be made in cash or, at the discretion of the Board, by delivering shares of Common Stock equal in fair market value to the purchase price of the shares, or a combination of cash and Common Stock. Stock Options granted pursuant to the Plan may not be exercised during the first six months of their term except in the case of death of the employee or non-employee director. No Stock Option shall be exercisable after ten years from the date it is granted, and no Stock Option shall be granted more than ten years from the earlier of the date of adoption of the Plan by the Board or the date of shareholder approval. Stock Options are non-transferable except by will or by the laws of descent and distribution.

     In the event of the dissolution or liquidation of the Corporation, or upon a merger or consolidation of the Corporation in which the Corporation is not the surviving entity, each Stock Option granted shall expire as of the effective date of such transaction; provided, however, that the Board shall give at least 30 days' prior notice of such event to each optionee during which time he or she shall have a right to exercise his or her wholly or partially unexercised Stock Options. In lieu of such notice, each Stock Option shall be converted to an option to acquire shares of the surviving corporation.

Number of Shares Covered by the Plan

     The number of the Corporation's common shares for which Options may be granted under the Plan will increase by 100,000 if Proposal 2 is approved by shareholders. This Plan amendment raises the number of such shares from 158,016 (as adjusted to date for one stock split and four five-percent (5%) stock dividends) to 258,016. At January 1, 1999, only 27,285 shares remained available for the issuance of Options under the Plan. The purpose of Proposal 2 is to assure that ample shares will continue to be authorized for future issuance under the Plan.

Termination and Amendment of the Plan

     The Board, without further action on the part of the shareholders of the Corporation, may from time to time alter, amend or suspend the Plan, or may at any time terminate the Plan, except that it may not, without the approval of the shareholders of the Corporation, materially increase the total number of shares of Common Stock available for grant under the Plan; materially modify the class of eligible employees under the Plan; materially increase benefits to any employee or non-employee director who is subject to the restrictions of Section 16 of the Securities Exchange Act of 1934; or effect a change relating to an ISO granted which is inconsistent with Section 422 of the Code.

     No action taken by the Board either with or without the approval of the shareholders of the Corporation, may materially and adversely affect any outstanding Stock Option without the consent of the optionee. The Plan shall not be amended to modify any of the terms of the Plan relating to Stock Options for non-employee directors.

Application of Funds

     The proceeds received by the Corporation from the sale of Common Stock pursuant to Stock Options will be used for general corporate purposes.

Federal Income Tax Consequences

     Under current provisions of the Code, the Federal income tax treatment of ISOs and Nonqualified Stock Options is different. Options which qualify as ISOs are entitled to special tax treatment if shares purchased pursuant to the exercise of such an option are not disposed of by the Optionee within two years from the date of granting of the ISO, and within one year after the issue of the shares to the optionee upon exercise of the ISO. If this condition is satisfied, neither the grant nor the exercise of the ISO will result in taxable income to the recipient or in a deduction to the Corporation.

     The grant of Nonqualified Stock Options will not result in taxable income to the optionee or in a deduction by the Corporation. However, upon exercise of a Nonqualified Stock Option, the optionee will realize ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the purchase price, and the Corporation will be entitled to a deduction equal to the amount the employee or non-employee director is required to treat as ordinary income.

     The above description of tax consequences under Federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under Federal income tax laws.

Accounting Treatment

     Neither the grant nor the exercise of an ISO or a Nonqualified Stock Option under the Plan currently requires any charge against earnings under generally accepted accounting principles.

     In accordance with Rule 16b-3 of the Securities and Exchange Commission ("SEC"), the affirmative vote of the holders of a majority of the Corporation's common shares present, in person or by proxy, and entitled to vote at the Meeting is required to approve Proposal 2. Absentations will have the effect of a negative vote. Broker non-votes are treated as shares present but not entitled to vote, so they will have no effect on the outcome of Proposal 2.

     Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted FOR approval of Proposal 2.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF
                                  PROPOSAL 2.

                                   PROPOSAL 3

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Corporation's independent auditors for the fiscal year ended December 31, 1998 were KPMG LLP. The Corporation's Board of Directors has reappointed KPMG LLP to continue as independent auditors for the fiscal year ending December 31, 1999 subject to ratification of such appointment by the stockholders. Representatives of KPMG LLP are expected to attend the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

Unless marked to the contrary, the shares represented by the enclosed Proxy will be voted FOR the ratification of KPMG LLP as the independent auditors of the Corporation.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION
                OF THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT
                          AUDITORS OF THE CORPORATION.

Stockholder Proposals

     To be eligible for inclusion in the Corporation's proxy materials relating to the Annual Meeting of Stockholders to be held in 2000, a stockholder proposal must be received by the Secretary of the Corporation at the address set forth on the first page of this Proxy Statement, not later than November 29, 1999. Any such proposal will be subject to Rule 14a-8 of the rules and regulations of the SEC.

     In connection with the Corporation's 2000 annual meeting and pursuant to recently amended Rule 14a-4 under the Exchange Act, if the shareholder's notice is not received by the Corporation on or before February 10, 2000, the Corporation (through management proxy holders) may exercise discretionary voting authority when the proposal is raised at the annual meeting without any reference to the matter in the proxy statement.

Other Matters Which May Properly Come Before The Meeting

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at this Annual Meeting, you are urged to return your proxy promptly. If you are present at this Annual Meeting and wish to vote your shares in person, your proxy may be revoked upon request.

     A COPY OF THE FORM 10-K FOR THE PERIOD ENDED DECEMBER 31, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF THE RECORD DATE UPON WRITTEN REQUEST TO BRUCE E. MORONEY, DNB FINANCIAL CORPORATION, 4 BRANDYWINE AVENUE, DOWNINGTOWN, PA 19335 OR BY CONTACTING MR. MORONEY AT 610-873-5253.

                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  /s/ Ronald K. Dankanich
                                  Ronald K. Dankanich, Secretary
Downingtown, Pennsylvania
March 26, 1999

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                 REVOCABLE PROXY
                            DNB FINANCIAL CORPORATION

        PLEASE MARK VOTES
_______ AS IN THIS EXAMPLE
THIS PROXY IS SOLICITED ON BEHALF OF
        THE BOARD OF DIRECTORS
    ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 27, 1999
The undersigned hereby constitutes and appoints Richard D. Thatcher, Eileen H. Schafer and Brian R. Formica and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of DNB Financial Corporation (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Stockolders of the Corporation to be held at the Central Presbyterian Church, 100 W. Uwchlan Avenue, Downingtown, Pennsylvania on Tuesday, April 27, 1999 at 10:00 a.m., prevailing time, and at any adjournment or postponement thereof as follows with respect to the following matters as described in the Proxy Statement:



Please be sure to sign and date     Date____________
this Proxy in the box below.

-----------------------------------------------------------


-----------------------------------------------------------
Stockholder sign above            Co-holder (if any) sign above



                                                      With-  For All
                                               For    held   Except
1.  ELECTION OF DIRECTORS: for all            [   ]   [   ]     [   ]
nominees listed below (except as
marked to the contrary below):
Thomas R. Greenleaf; Louis N. Teti and James H. Thornton


INSTRUCTION:  To withhold authority to vote for any
individual nominee, mark "For All Except" and write
that nominee's name in the space provided below.
----------------------------------------------------------------

2. Amendment of the 1995 Stock Option        For   Against  Abstain
Plan to increase the number of shares       [   ]   [   ]     [   ]
for which options may be granted.



3. To ratify the appointment of              For   Against  Abstain
KPMG LLP as the independent auditors        [   ]   [   ]     [   ]
for the fiscal year ending December 31,
1999.

                                        ------------------------

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE AND FOR PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.


Please sign exactly as your name appears on this card, date and return this card promptly using the enclosed envelope. Executors, administrators, guardians, officers of corporations, and others signing in a fiduciary capacity should state their full title as such.

    Detach above card, sign, date and mail in postage paid envelope provided.
                            DNB FINANCIAL CORPORATION
-------------------------------------------------------------------------------
              WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING,
              PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD
                       TODAY, USING THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

                                   Exhibit "A"












                             1995 STOCK OPTION PLAN

                                       OF

                            DNB FINANCIAL CORPORATION

            (AS AMENDED AND RESTATED, EFFECTIVE AS OF APRIL 27, 1999)

                                TABLE OF CONTENTS

                                                                                                           Page
 1.      Purpose............................................................................................A-3

 2.      Definitions........................................................................................A-3

 3.      Administration.....................................................................................A-4

 4.      Maximum Limitations ...............................................................................A-4

 5.      Conditions of Options .............................................................................A-5

 6.      Exercise of Stock Options .........................................................................A-5

 7.      Transferability ...................................................................................A-6

 8.      Adjustment Provisions .............................................................................A-6

 9.      Dissolution, Merger and Consolidation .............................................................A-6

10.      Effective Date and Conditions Subsequent to Effective Date ........................................A-6

11.      Expiration of Stock Options .......................................................................A-6

12.      Incentive Stock Options ...........................................................................A-6

13.      Stock Options for Non-Employee Directors ..........................................................A-7

14.      Miscellaneous .....................................................................................A-7

                             1995 STOCK OPTION PLAN
                                       OF
                            DNB FINANCIAL CORPORATION

                       (As amended and restated, effective
                              as of April 27, 1999)

       1. Purpose. The purpose of this Plan is: (i) to provide Employees and Non-Employee Directors of DNB Financial Corporation (the "Company") and its wholly owned subsidiary, the Downingtown National Bank (the "Bank"), an opportunity to acquire a larger personal financial interest in the Company through common stock ownership, (ii) to provide an incentive for Employees and Non-Employee Directors to continue to promote the best long term interests of the Company and its shareholders by creating incremental shareholder value and enhancing its long-term performance, and (iii) to provide an incentive for Employees and Non-Employee Directors to associate or remain associated with the Company. Some or all of the Stock Options granted to Employees (but not Non-Employee Directors) pursuant to this Plan may, but need not, be structured to qualify as Incentive Stock Options ("ISOs").

       2. Definitions. The following definitions shall apply for purposes of this Plan and any agreement relating to a Stock Option:

              (a) "Bank" shall mean Downingtown National Bank.

              (b) "Board" shall mean the Board of Directors of DNB Financial Corporation.

              (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

              (d)  "Committee"   shall  mean  the  committee  of  Board  members
appointed to administer the Plan pursuant to Section 3(a), below.

              (e) "Common Stock" shall mean shares of common stock issued by DNB Financial Corporation or such class of shares to which such shares are converted hereafter.

              (f) "Company" shall mean DNB Financial Corporation.

              (g) "Employee" shall mean an individual who is an employee of the Company or the Bank under general common law principles. An individual who is an "Employee", as so defined, may also be a member of the Board (but not a Non-Employee Director).

              (h) "Incentive Stock Option" or "ISO" shall mean a Stock Option that qualifies under section 422 of the Code.

              (i) "Non-Employee Director" shall mean a member of the Board who is not an Employee.

              (j) "Non-Qualified Option" shall mean a Stock Option granted under this Plan which is not an Incentive Stock Option.

              (k) "Plan" shall mean the Stock Option Plan of DNB Financial Corporation, as evidenced hereby, or as amended from time to time.

              (l) "Stock Option" shall mean an option issued pursuant to this Plan.

              (m) "Termination for Cause" shall mean termination of employment of an Employee or termination of service as a Non-Employee Director due to conduct which would authorize the forfeiture of fringe benefits or other remuneration under the Employee's written contract of employment with the Company or the Bank; or, in the absence of a written contract of employment, or in the case of any Non-Employee Director, (i) willful misconduct materially injurious to the Company, (ii) dishonesty, including, but not limited to, theft or falsification of records or the like, (iii) the commission of a crime, or
(iv) gross negligence of the Employee or Non-Employee Director in the performance of his or her duties.

       3.     Administration.

              (a) Board of Directors. The Plan shall be administered by the Board, which, to the extent it shall determine, may delegate its powers with respect to the administration of the Plan (except its powers under Section 14(c)) to a Committee appointed by the Board and composed of not less than three members of the Board. If the Board chooses to appoint a Committee, references hereinafter to the Board (except in Section 14 (c)) shall be deemed to refer to the Committee.

              (b) Powers. Within the limits of the express provisions of the Plan, the Board shall determine:

                  (i) the Employees to whom Stock Options hereunder shall be granted,

                  (ii) the time or times at which such Stock Options shall be granted,

                  (iii) the amount and form of any Stock Options to Employees, including, but not limited to, whether any Stock Option is structured to be an ISO, and

                  (iv) the limitations, restrictions and conditions applicable to any Stock Option granted to any Employee or Non-Employee Director, including, but not limited to, whether the right to exercise any Stock Option, in whole or in part, will be subject to a vesting schedule.

In making such determinations, the Board may take into account the nature of the services rendered by such Employees, or Non-Employee Directors or classes thereof, their present and potential contributions to the Company's success and such other factors as the Board in its discretion shall deem relevant.

              (c) Interpretations. Subject to the express provisions of the Plan, the Board may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the respective Stock Options and make all other determinations it deems necessary or advisable for the administration of the Plan.

              (d) Determinations. The determinations of the Board on all matters regarding the Plan shall be conclusive.

              (e) Nonuniform Determinations. The Board's determinations under the Plan, including without limitation, selection of the individuals to receive Stock Options, the terms and provisions of Stock Options thereof and the agreements evidencing the same, need not be uniform and may be made by it selectively among individuals who receive or are eligible to receive Stock Options under the Plan, whether or not such individuals are similarly situated.

              (f) Determinations With Respect to Stock Options Granted to Employees. All determinations with respect to the identity of any Employee to whom a Stock Option shall be granted, the timing or exercise price thereof, or the number of shares of Common Stock subject thereto, shall be made by a committee comprised of two or more members of the Board, who need not be the same as the Committee described in Section 3(a), above, none of whom may be an Employee.

       4. Maximum Limitations. The aggregate number of shares of Common Stock available for grant under the Plan is two hundred fifty-eight thousand, sixteen (258,016), as of the effective date of this amended and restated plan, subject to adjustment pursuant to Section 8, below. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares now or hereafter held in the treasury of the Company. In the event that, prior to the end of the period during which Stock Options may be granted under the Plan, any Stock Option under the Plan expires unexercised or is terminated, surrendered or canceled, without being exercised, in whole or in part, for any reason, the number of shares theretofore subject to such Stock Option, or the unexercised, terminated, forfeited or unearned portion thereof, shall be added to the remaining number of shares of Common Stock available for grant as a Stock Option under the Plan, including a grant to a former holder of such Stock Option, upon such terms and conditions as the Board shall determine, which terms may be more or less favorable than those applicable to such former Stock Option.

       5. Conditions of Options. Any Stock Option granted pursuant to this Plan shall, by its terms, be subject to the following limitations and conditions:

              (a) Option Price. The option price for each Stock Option shall be the fair market value of the number of shares of Common Stock subject thereto at the time of the grant thereof.

              (b) Term of Option. No Stock Option shall be exercisable after the date which is 10 years from the date it is granted.

              (c) Time of Grants. No Stock Option shall be granted more than 10 years from the earlier of the date of adoption of the Plan by the Board or the date of shareholder approval hereof; provided, however, that the Plan and all Stock Options granted prior to such date shall remain in effect and subject to adjustment and amendment as herein provided until they have been satisfied or terminated in accordance with their terms.

              (d) Expiration of Stock Option. A Stock Option must, by its terms, expire no later than the date that the employment of the Employee or the service of the Non-Employee Director with the Company terminates for any reason, except in the following circumstances:

                    (i) In the case of an Employee or Non-Employee Director who dies while employed by or in the service of the Company, his Stock Option may, by its terms, permit his estate or the person who acquires the right to exercise such Stock Option upon his or her death by bequest or inheritance to exercise the Stock Option, in whole or in part, at any time on or before the expiration date set forth therein; and

                    (ii) In the case of an Employee or Non-Employee Director whose employment or service with the Company is terminated for reasons other than pursuant to a Termination for Cause, his Stock Option may, by its terms, permit him to exercise the Stock Option, in whole or in part, at any time on or before the expiration date set forth therein.

       6.     Exercise of Stock Options.

              (a) In General. Stock Options shall be subject to such terms and conditions, shall be exercisable at such time or times, and shall be evidenced by such form of written option agreement between the optionee and the Company, as the Board shall determine; provided that such determinations are not inconsistent with the other provisions of the Plan, and with Section 422 of the Code in the case of an ISO.

              (b) Manner of Exercise of Options and Payment for Common Stock. Stock Options may be exercised by an optionee by giving written notice to the Corporate Secretary of the Company stating the number of shares of Common Stock with respect to which the Stock Option is being exercised and tendering payment therefor. At the time that a Stock Option granted under the Plan, or any part thereof, is exercised, payment for the Common Stock issuable thereupon shall be made in full in cash or by certified check or, if the Board in its discretion agrees to accept, in shares of Common Stock of the Company (the number of such shares paid for each share subject to the Stock Option, or part thereof, being exercised shall be determined by dividing the option price by the fair market value per share of the Common Stock on the date of exercise). As soon as reasonably possible following such exercise, a certificate representing shares of Common Stock purchased, registered in the name of the optionee, shall be delivered to the optionee.

              (c) Timing of Exercise. No Stock Option may be exercised during the first six months of its term except in the case of death of the Employee or Non-Employee Director to whom it was granted if, in accordance with Section 5(d)(i), above, the Stock Option has not expired upon the Employee's or Non-Employee Director's death.

       7. Transferability. No Stock Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution as described in
Section 5(d)(i), above, or subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of a Stock Option, or levy of attachment or similar process upon the Stock
Option not specifically permitted herein shall be null and void and without effect. A Stock Option may be exercised only by an Employee or Non-Employee Director during his or her lifetime, or by his or her estate or the person who acquires the right to exercise such Stock Option upon his or her death by bequest or inheritance if permitted by Section 5(d)(i), above.

       8. Adjustment Provisions. The aggregate number of shares of Common Stock with respect to which Stock Options may be granted, the aggregate number of shares of Common Stock subject to each outstanding Stock Option, and the option price per share of each such Stock Option, may all be appropriately adjusted as the Board shall determine for any increase or decrease in the number of shares of issued Common Stock resulting from a division or consolidation of shares, whether through reorganization, recapitalization, stock split, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company.

       9. Dissolution, Merger and Consolidation. Upon the dissolution or liquidation of the Company, or upon a merger or consolidation of the Company in which the Company is not the surviving corporation, each Stock Option granted hereunder shall expire as of the effective date of such transaction; provided, however, that the Board shall give at least 30 days' prior written notice of such event to each optionee during which time he or she shall have a right to exercise his or her wholly or partially unexercised Stock Option (without regard to installment exercise limitations, if any) and, subject to prior expiration pursuant to the terms thereof, each Stock Option shall be exercisable after receipt of such written notice and prior to the effective date of such transaction; provided further, however, that upon a merger or consolidation of the Company in which the Company is not the surviving corporation, in lieu of such notice, each such Stock Option shall be converted to an option to acquire shares of the surviving corporation, the number of which shall be based on the relative values of the Common Stock and such surviving corporation's common stock on the date of such merger or consolidation.

       10. Effective Date and Conditions Subsequent to Effective Date. The Plan shall become effective on the date of approval of the Plan by the holders of a majority of the shares of Common Stock of the Company; provided, however, that the adoption of the Plan is subject to such shareholder approval within 12 months before or after the date of adoption of the Plan by the Board. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled, and in such event each Stock Option granted hereunder shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect.

       11. Expiration of Stock Option. Each Stock Option shall, unless sooner expired pursuant to Section 5(d), above, expire on the expiration date set forth in the applicable option agreement.

       12. Incentive Stock Options. Some or all of the Stock Options granted to Employees pursuant to this Plan may be options which are intended to be ISOs. Only those Stock Options which, by their terms, are expressly intended to qualify as ISOs shall be considered as such. In addition to the other provisions of this Plan, the provisions of this Section 12 apply to grants of ISOs hereunder. In the event of a conflict between any provision of this Section 12 and provision of any other Section of this Plan, the provision of this Section 12 shall prevail.

              (a) Identity of Optionees. ISOs may be granted only to Employees (and not Non-Employee Directors).

              (b) More-than-10% Shareholders. No Employee may receive an ISO under the Plan if such Employee, at the time the Stock Option is granted, owns (as defined in Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any subsidiary, unless the option price for such ISO is at least 110% of the fair market value of the Common Stock subject to such ISO on the date of grant and such ISO is not exercisable after the date five years from the date such Option is granted.

              (c) Limitation on Amounts. The aggregate fair market value (determined with respect to each ISO as of the date of grant) of the capital stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under this Plan or any other plan of the Company or any subsidiary of the Company) shall not exceed $100,000.

       13. Stock Options for Non-Employee Directors. As of June 30, 1999, and June 30 of each year thereafter through June 30, 2004, or until termination of this Plan, if earlier, the Company shall grant to each Non-Employee director a Nonqualified Option with respect to one thousand two hundred and sixteen (1,216) shares of Common Stock, subject to such terms as the Board may determine in accordance with the terms of the Plan. No other Stock Options shall be granted to Non-Employee Directors pursuant to this Plan. If the number of shares of Common Stock remaining for grant under the Plan is not sufficient for each Non-Employee Director to be granted a Stock Option for one thousand two hundred and sixteen (1,216) shares on any grant date, then each Non-Employee Director shall be granted an option for a number of whole shares equal to the number of shares then remaining available under the Plan, divided by the number of Non-Employee Directors as of the grant date, disregarding any fractions of a share.

       14.    Miscellaneous.

              (a) Legal and Other Requirements. The obligation of the Company to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933 if deemed necessary or appropriate by the Company. Certificates for shares of Common Stock issued hereunder may be legended as the Board shall deem appropriate.

              (b) No Obligation To Exercise Options. The granting of a Stock Option shall impose no obligation upon an optionee to exercise such Stock Option.

              (c) Termination and Amendment of Plan. The Board, without further action on the part of the shareholders of the Company, may from time to time alter, amend or suspend the Plan, or may at any time terminate the Plan, except that it may not, without the approval of the shareholders of the Company:

                    (i) Materially increase the total number of shares of Common Stock available for grant under the Plan except as provided in Section 8, above;

                    (ii) Materially modify the class of eligible Employees under the Plan;

                    (iii) Materially increase benefits to any Employee or Non-Employee Director who is subject to the restrictions of Section 16 of the Securities Exchange Act of 1934; or

                    (iv) Effect a change relating to an ISO granted hereunder which is inconsistent with Section 422 of the Code.

No action taken by the Board under this Section, either with or without the approval of the shareholders of the Company, may materially and adversely affect any outstanding Stock Option without the consent of the holder thereof. This Plan shall not be amended to modify any of the terms of Section 13, above, or to otherwise modify the terms of the Plan relating to the selection of the Non-Employee directors to whom Stock Options are to be granted, the timing or exercise price thereof, or the number of shares of Common Stock subject thereto, more often than every six months, unless such changes are required to comport with changes in the Code.

              (d) Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Stock Options will be used for general corporate purposes.

              (e)   Withholding Taxes.

                    (i) Upon the exercise of any Stock Option, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements (if any) then applicable prior to the delivery of any certificate or certificates for shares of Common Stock.

                    (ii) Upon the disposition of any Common Stock acquired by the exercise of a Stock Option, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements (if any) then applicable as a condition to the registration of the transfer of such Common Stock on its books. Whenever under the Plan payments are to be made by the Company in cash or by check, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements.

              (f) Right To Terminate Employment. Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Employee or Non-Employee Director the right to continue in the employment or other service of the Company, or any subsidiary thereof, or affect any right which the Company or any subsidiary may have to terminate the employment or service of such Employee or Non-Employee Director.

              (g) Rights as a Shareholder. No optionee shall have any right as a shareholder with respect to shares of Common Stock subject to a Stock Option unless and until certificates for such shares are issued to him or her.

              (h) Leaves of Absence and Disability. The Board shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by or disability of any Employee or Non-Employee Director. Without limiting the generality of the foregoing, the Board shall be entitled to determine:

                    (i) Whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan, and

                    (ii) The impact, if any, of any such leave of absence on Stock Options granted under the Plan theretofore made to any Employee or Non- Employee Director who takes such leave of absence.

              (i) Fair Market Value. Whenever the fair market value of Common Stock is to be determined under the Plan as of a given date, such fair market value shall be:

                    (i) If the Common Stock is traded on the over-the-counter market, the average of the mean between the bid and the asked price for the Common Stock at the close of trading for the trading day immediately preceding such given date;

                    (ii) If the Common Stock is listed on a national securities exchange, the average of the closing prices of the Common Stock on the composite tape for the trading day immediately preceding such given date; and

                    (iii) If the Common Stock is neither traded on the over-the-counter market nor listed on a national securities exchange, such value as the Board, in good faith, shall determine.

Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the fair market value of Common Stock subject to an ISO shall be inconsistent with Section 422 of the Code.

              (j) Notices. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company on the date it is personally delivered to the Secretary of the Company at its principal executive offices or three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Secretary at such offices, and shall be deemed delivered to an optionee on the date it is personally delivered to him or her or three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company.

              (k) Applicable Law. All questions pertaining to the validity, construction and administration of the Plan and Stock Options granted hereunder shall be determined in conformity with the laws of the Commonwealth of Pennsylvania, to the extent not superseded by federal law.

              (l) Elimination of Fractional Shares. If under any provision of the Plan which requires a computation of the number of shares of Common Stock subject to a Stock Option, the number so computed is not a whole number of shares of Common Stock, such number of shares of Common Stock shall be rounded down to the next whole number.

                                    * * * * *